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                                 Exhibit 10.8B

                                AMENDMENT NO. 1

     WHEREAS, Barrett Resources Corporation (the "Corporation") and William J. Barrett have executed a Severance Protection Agreement dated February 6, 1998 (the "Agreement");

     WHEREAS, at that time of the execution of the Agreement it was assumed that Mr. Barrett would retire on January 31, 1999;

     WHEREAS, at the request of the Board of Directors, Mr. Barrett has agreed to remain as an employee of the Corporation through March 31, 2000; and

     WHEREAS, in light of the foregoing the parties desire to extend the term of the Agreement.

     NOW, THEREFORE, the Corporation and Mr. Barrett agree as follows:

     1. Paragraph 1 of the Agreement is hereby amended by deleting January 31, 1999" and substituting "March 31, 2000".

     2.  This amendment shall be effective November 19, 1998.


ATTEST:                                 BARRETT RESOURCES CORPORATION



/s/ Eugene A. Lang, Jr.                 BY:  /s/ A. Ralph Reed
Secretary                                    A. Ralph Reed
                                             President and Chief
                                             Operating Officer



                                        WILLIAM J. BARRETT



                                             /s/ William J. Barrett